UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2013

WHITE MOUNTAIN TITANIUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-129347	87-057730
(State or Other Jurisdiction of	Commission File Number	(IRS Employer Identification No.)
Incorporation)

Augusto Leguia 100, Oficina 1401, Las Condes, Santiago Chile	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (56 2) 2657-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting of the Board of Directors immediately following the Annual Meeting disclosed below in Item 5.07, Michael P. Kurtanjek was reappointed as President, Lan Shangguan was reappointed as Chief Financial Officer, and Brian Flower was reappointed as Executive Vice President. John J. May was also reconfirmed as non-executive Chairman of the Board. No changes were made to the committee assignments.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 5, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were: (i) the re-election of Michael P. Kurtanjek, Brian Flower, Howard M. Crosby, Wei Lu, and John J. May as directors, (ii) the ratification of the appointment of Smythe Ratcliffe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, and (iii) approval of the Amended and Restated Articles of Incorporation.

Each of the nominees for director was reelected at the Annual Meeting and the results of the voting for the members of the Board of Directors are set forth below:

Nominees	Votes For	Against	Abstain
Michael P. Kurtanjek	31,910,078	147,918	6,237,941
Brian Flower	30,873,578	1,184,418	6,237,941
Howard M. Crosby	30,826,578	1,231,418	6,237,941
Wei Lu	30,840,378	1,217,618	6,237,941
John J. May	31,011,496	1,046,500	6,237,941

The proposal to ratify the appointment of Smythe Ratcliffe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstain
37,199,417	1,086,520	10,000

The Amended and Restated Articles of Incorporation were adopted and approved. The results of the voting were as follows:

Votes For	Votes Against	Abstain
36,361,025	1,728,320	206,592

The Amended and Restated Articles of Incorporation were filed with the Nevada Secretary of State and are attached as an exhibit to this report.

Item 8.01 Other Events.

On September 5, 2013, the Board of Directors set the date for the 2014 Annual Shareholders’ Meeting for June 26, 2014.

In addition, on September 5, 2013, the Board of Directors amended all outstanding warrants (excepting those held by members of management) to extend the expiration date of the warrants to December 31, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: September 6, 2013	By /s/ Brian Flower
Brian Flower, Executive Vice President